UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)

Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Synthesis Energy Systems, Inc. on May 29, 2014, seven directors were elected for terms expiring on the date of the annual meeting for the year ended June 30, 2014. As to each nominee for director, the results of the voting were as follows:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Lorenzo Lamadrid	36,987,775	2,050,401	15,154,673
Robert Rigdon	38,975,751	62,425	15,154,673
Denis Slavich	37,571,883	1,466,293	15,154,673
Harry Rubin	37,567,192	1,470,984	15,154,673
Xu, Ziwang	38,980,352	57,824	15,154,673
Gao, Feng	38,977,847	60,329	15,154,673
Yang, Guang	38,980,347	57,829	15,154,673

The result of the vote on the amendment of the Amended and Restated 2005 Incentive Plan, as amended, to increase the number of shares available under such Plan from 9,800,000 to 12,000,000 shares was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
36,375,261	2,439,207	223,707	15,154,674

The result of the advisory (non-binding) vote to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation discussion, compensation tables and narrative discussion in the proxy statement for the Annual Meeting was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
37,432,201	1,026,998	578,977	15,154,673

The result of the advisory (non-binding) vote on whether future advisory votes on executive compensation should be held every one, two or three years, was as follows:

Alternative	Number of Votes Voted For
1 Year	17,866,071

2 Years	996,082

3 Years	19,916,648

Abstain	259,375

Broker Non-Vote	15,154,673

The result of the vote on the ratification of UHY LLP as the Company’s independent registered public accounting firm was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
53,552,997	92,059	547,793	0

Item 8.01    Other Events.

On May 28, 2014, the Company issued a press release announcing that its wholly owned subsidiary, SES Asia Technologies, Ltd., and Shanghai-based Jiangsu Tianwo-SES Clean Energy Technologies Ltd., and Midrex Technologies, Inc., a subsidiary of Kobe Steel Limited have entered into an exclusive agreement for the joint marketing of coal gasification-based direct reduced iron facilities in China. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated May 28, 2014 relating to Chinese joint marketing agreement for direct reduced iron.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: May 29, 2014	/s/ Robert Rigdon
Robert Rigdon President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release dated May 28, 2014 relating to Chinese joint marketing agreement for direct reduc ed iron.